UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 13, 2004

PARAGON FINANCIAL CORPORATION

(Exact name of Registrant as specified in charter)

Delaware	000-27437	94-3227733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

5000 Sawgrass Village Circle, Ponte Vedra Beach, Florida	32082
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 285-0000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING AND CAUTIONARY STATEMENTS

We believe that it is important to communicate our expectations to our investors. Accordingly, this report contains discussions of events or results that have not yet occurred or been realized. Except for the historical information and discussions contained herein, statements contained in this Form 8-K may constitute “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as, “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions are forward looking statements.

You should read forward-looking statements carefully because they discuss our future expectations, contain projections of our future results of operations or of our financial position, or state other expectations of future performance. There may be events in the future that we are not able accurately to predict or control. Any cautionary language in this report provides examples of risks, uncertainties and events that may cause our actual results to differ from the expectations we express in our forward-looking statements. You should be aware that the occurrence of certain of the events described in this report could adversely affect our business, results of operations and financial position.

These forward looking statements are based on information available to us on the date hereof, and we assume no obligation to update any such forward looking statement. It is important to note that our actual results and timing of certain events could differ materially from those in such forward looking statements due to a number of factors, including but not limited to, the ability to raise capital necessary to sustain operations and implement the business plan, the ability to obtain additional regulatory permits and approvals to operate in the financial services area, the ability to identify and complete acquisitions and successfully integrate acquired businesses, if any, the ability to implement the company’s business plan, changes in the real estate market, interest rates or the general economy of the markets in which the company operates, the ability to employ and retain qualified management and employees, changes in government regulations that are applicable to our businesses, the general volatility of the capital markets and the establishment of a market for the company’s shares, changes in the demand for the company’s services, our ability to meet our projections, the degree and nature of competitors, the ability to generate sufficient cash to pay creditors, and disruption in the economic and financial conditions primarily from the impact of past terrorist attacks in the United States, threats of future attacks, police and military activities overseas and other disruptive worldwide political events.

Section 8 - Other Events

Item 8.01 Other Events.

On September 13, 2004, Paragon Financial Corporation (the “Company”) announced that it has signed a letter of intent to acquire First Charleston Mortgage, LLC. The transaction, expected to close within 30 days, will provide the Company with a local operating presence in several markets in and around the Charleston, South Carolina area. This is the first of a number of similar planned announcements the Company expects to make in its pursuit of its renewed acquisition strategy.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release, dated September 13, 2004, issued by Paragon Financial Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAGON FINANCIAL CORPORATION

Dated: September 13, 2004	By:	/s/ George Deehan
George Deehan,
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, Dated September 13, 2004, issued by Paragon Financial Corporation